Tax Matters - Income from Continuing Operations Before Provision for Taxes on Income (Details) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
United States		$ (4,403)	$ (6,879)	$ (8,534)
International		16,288	19,184	16,886
Income from continuing operations before provision/(benefit) for taxes on income	[1],[2],[3],[4]	$ 11,885	$ 12,305	$ 8,351

[1]	2017 v. 2016––The decrease in the domestic loss was primarily due to lower restructuring charges and certain acquisition-related costs, the non-recurrence of the 2016 impairment on the remeasurement of HIS net assets, lower certain asset impairments and lower certain legal matters, partially offset by higher net losses on early retirement of debt, and higher amortization of intangible assets. The increase in international income was primarily due to the non-recurrence of the 2016 impairment on the remeasurement of HIS net assets, lower restructuring charges and certain acquisition-related costs, and lower certain asset impairments.
[2]	2018 v. 2017––The decrease in the domestic loss was primarily due to lower interest expense paid to certain foreign subsidiaries, lower net losses on the retirement of debt, higher net gains on investments in equity securities and increased revenue related to Eliquis, partially offset by higher certain asset impairments and lower revenue for Viagra and the SIP portfolio. The decrease in international income was primarily related to lower interest income received primarily from intercompany borrowings from Pfizer Inc. and higher charges related to certain cost reduction initiatives, partially offset by increased revenue related to Ibrance and Eliquis.
[3]	Amounts may not add due to rounding.
[4]	Income from continuing operations before provision/(benefit) for taxes on income. IH’s earnings include dividend income from our investment in ViiV of $253 million in 2018 and $266 million in 2017. For additional information, see Note 4.